SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: December 9, 1996



                        METROPOLITAN REALTY CORPORATION
         --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Michigan             1-9450          38-2724893
         --------------------------------------------------------
         (State or other      (Commission     (I.R.S. Employer
         jurisdiction of      File Number)     Identification
         incorporation)                           Number)

                            535 Griswold, Suite 748
                            Detroit, Michigan 48226
       ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (313) 961-5552
       -----------------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5.  Other Events.

        A special meeting of the shareholders of Metropolitan Realty Corporation, a Michigan corporation ("MRC") was held on December 6, 1996 at 10:00 a.m. at the Renaissance Conference Center, 300 Renaissance Center, L-2, Detroit, Michigan (the "Meeting") to consider and vote upon the approval and adoption of the Agreement and Plan of Dissolution and Restructuring (the "Restructuring Agreement") dated as of September 24, 1996 between MRC and Metropolitan Realty Company, L.L.C., a Delaware limited liability company ("MRC, LLC") and the transactions contemplated thereby (the "Restructuring"), including:

        (a) the transfer of the assets of MRC to, and the assumption of the liabilities of MRC by, MRC, LLC in exchange for its Class A Membership Interests; and

        (b) the dissolution of MRC, and the distribution of the Class A Membership Interests to MRC's shareholders who own 50,000 shares or more of Common Stock beneficially or of record on October 9, 1996 (the "Record Date ") (the "Majority Shareholders") in liquidation; and

        (c) the cash payment, as of September 30, 1995, of $9.03 per share to the holders, beneficially or of record, of fewer than 50,000 shares of MRC Common Stock on the Record Date (the "Minority Shareholders") in lieu of the distribution of the Class A Membership Interests, without any interest thereon.

        The Board of Directors fixed the close of business on October 9, 1996 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof. There were 4,532,169 shares of MRC's Common Stock issued and outstanding on that date.

        There were 2,646,738 shares present at the Meeting (58.399% of the issued and outstanding shares of Common Stock), represented by 18 proxies. This constituted a quorum. These shares were voted as follows with respect to the approval and adoption of the Restructuring Agreement:


                                                     Number of Shares


For                                                      2,411,234
Against                                                     10,004
Abstain                                                    225,500


        The proposal for the Restructuring therefore passed, and the Restructuring was consummated effective December 9, 1996, the date of the filing of MRC's Certificate of Dissolution with the Michigan Department of Consumer and Industry Services, Corporation, Securities and Land Development Bureau.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

        The following exhibit is filed as part of this report:


Exhibit No.                    Exhibit
-----------                    -------

2 Agreement and Plan of Dissolution and Restructuring dated as of September 24, 1996 between MRC and Metropolitan Realty Company, L.L.C., a Delaware limited liability company, which is attached as Appendix B to the Proxy Statement/Prospectus forming a part of amendment no. 6 to registration statement on Form S-4 under the Securities Act of 1933, registration no. 33-99694, which has been filed by Metropolitan Realty Company, L.L.C. with the Securities and Exchange Commission and is hereby incorporated by this reference.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Metropolitan Realty Corporation
                                            (Registrant)


                                            BY: /s/ Nancy A. Mattar
                                            --------------------------------
                                            Name: Nancy A. Mattar
                                            Title:   Executive Vice President



Dated:   December 19, 1996